UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) February 9, 2007

                             JACO ELECTRONICS, INC.

             (Exact name of registrant as specified in its charter)

      New York                      000-05896                   11-1978958
  (State or other           (Commission File Number)           (IRS Employer
  jurisdiction of                                            Identification No.)
   incorporation)

          145 Oser Avenue, Hauppauge, New York                  11788

           (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (631) 273-5500
                                                           --------------

                                 Not Applicable

                    ----------------------------------------

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 9, 2007, Jaco Electronics, Inc. issued a press release announcing its financial results for its second quarter of fiscal 2007 ended December 31, 2006. A copy of this press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this report is being furnished, and shall not be deemed as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically stated so therein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit 99.1 Press Release dated February 9, 2007 issued by Jaco Electronics,
             Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              JACO ELECTRONICS, INC.


                                              By:  /s/  Jeffrey D. Gash
                                                 -------------------------------
                                              Name:  Jeffrey D. Gash
                                              Title: Executive Vice President
                                              Date:  February 9, 2007


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                                  EXHIBIT INDEX

Exhibit         Description
Number          of Exhibit                                Method of Filing
------          ----------                                ----------------

99.1            Press release dated February 9, 2007      Furnished herewith.
                issued by Jaco Electronics, Inc.